SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004	Commission File Number: 0-50509

FALCON FINANCIAL INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	57-6208172 (IRS Employer Identification Number)

15 Commerce Road
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(203) 967-0000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On August 12, 2004, Falcon Financial Investment Trust issued a press release to announce its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON FINANCIAL INVESTMENT TRUST
Date: August 13, 2004	By:	/s/ David A. Karp
David A. Karp President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 12, 2004, announcing the financial results for the quarter ended June 30, 2004.